UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811- 05908
John Hancock Premium Dividend Fund
(Exact name of registrant as specified in charter)
200 Berkeley Street, Boston, Massachusetts 02116 (Address of principal executive offices) (Zip code)
Salvatore Schiavone
Treasurer
200 Berkeley Street
Boston, Massachusetts 02116
(Name and address of agent for service) Registrant's telephone number, including area code: 617-543-9634
Date of fiscal year end:	October 31
Date of reporting period:	October 31, 2022

ITEM 1. REPORT TO STOCKHOLDERS

Annual report
John Hancock
Premium Dividend Fund
Closed-end U.S. equity
Ticker: PDT
October 31, 2022

Managed distribution plan

The fund has adopted a managed distribution plan (Plan). Under the Plan, the fund makes monthly distributions of an amount equal to $0.0975 per share, which will be paid monthly until further notice. The fund may make additional distributions (i) for purposes of not incurring federal income tax on investment company taxable income and net capital gain, if any, not included in such regular distributions and (ii) for purposes of not incurring federal excise tax on ordinary income and capital gain net income, if any, not included in such regular monthly distributions.
The Plan provides that the Board of Trustees of the fund may amend the terms of the Plan or terminate the Plan at any time without prior notice to the fund’s shareholders. The Plan is subject to periodic review by the fund’s Board of Trustees.
You shouldn’t draw any conclusions about the fund’s investment performance from the amount of the fund’s distributions or from the terms of the Plan. The fund’s total return at net asset value (NAV) is presented in the "Financial highlights" section of this report.
With each distribution that does not consist solely of net investment income, the fund will issue a notice to shareholders and an accompanying press release that will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to shareholders are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend on the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income-tax purposes. The fund may, at times, distribute more than its net investment income and net realized capital gains; therefore, a portion of your distribution may result in a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital does not necessarily reflect the fund’s investment performance and should not  be confused with "yield" or "income".

A message to shareholders
Dear shareholder,
The U.S. stock market suffered sizable losses and high volatility during the 12 months ended October 31, 2022. Persistently high inflation prompted the U.S. Federal Reserve (Fed) to tighten monetary policy aggressively, leading to a sharp rise in bond yields. Russia’s invasion of Ukraine, which exacerbated stress in global supply chains, also weighed heavily on sentiment. The market rallied in July and October when encouraging data—including easing consumer demand—spurred hope that the Fed would soon be able to dial back its interest-rate hikes.
While nearly all market segments lost ground in the sell-off, mega-cap U.S. technology-related stocks were hit particularly hard. On the other hand, energy stocks held up reasonably well in the downturn thanks to the rally in crude oil prices.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
Global Head of Retail,
Manulife Investment Management
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Premium Dividend Fund

2	Your fund at a glance
4	Management’s discussion of fund performance
6	A look at performance
8	Fund’s investments
16	Financial statements
20	Financial highlights
21	Notes to financial statements
31	Report of independent registered public accounting firm
32	Tax information
33	Investment objective, principal investment strategies, and principal risks
37	Additional information
42	Evaluation of advisory and subadvisory agreements by the Board of Trustees
48	Trustees and Officers
52	More information
1	JOHN HANCOCK PREMIUM DIVIDEND FUND | ANNUAL REPORT

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks to provide high current income, consistent with modest growth of capital.
AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/2022 (%)

The Primary Blended Index is 70% ICE BofA U.S. All Capital Securities and 30% S&P 500 Utilities Index.
The Intercontinental Exchange (ICE) Bank of America (BofA) U.S. All Capital Securities Index tracks all fixed-to floating-rate, perpetual callable and capital securities of the ICE BofA U.S. Corporate Index.
The S&P 500 Utilities Index tracks the performance of companies in the S&P 500 Index that are primarily involved in water, electrical power, and natural gas distribution industries.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The performance data contained within this material represents past performance, which does not guarantee future results.
Investment returns and principal value will fluctuate and a shareholder may sustain losses. Further, the fund’s performance at net asset value (NAV) is different from the fund’s performance at closing market price because the closing market price is subject to the dynamics of secondary market trading. Market risk may increase when shares are purchased at a premium to NAV or sold at a discount to NAV. Current month-end performance may be higher or lower than the performance cited. The fund’s most recent performance can be found at jhinvestments.com or by calling 800-852-0218.
ANNUAL REPORT | JOHN HANCOCK PREMIUM DIVIDEND FUND	2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Rising interest rates weighed on absolute performance
Dividend-producing investments, like most asset classes, produced negative results amid rising interest rates.
The fund outpaced its comparative index
The fund posted a loss but outperformed the 70% ICE BofA All Capital Securities Index and 30% S&P 500 Utilities Index at net asset value.
Positioning within the utilities sector contributed most
Security selection among utilities followed by underweighting the banking sector and overweighting the energy sector were leading factors driving relative outperformance.
PORTFOLIO COMPOSITION AS OF 10/31/2022 (% of total investments)

SECTOR COMPOSITION AS OF 10/31/2022 (% of total investments)

3	JOHN HANCOCK PREMIUM DIVIDEND FUND | ANNUAL REPORT

Management’s discussion of fund performance
How would you describe the investment backdrop during the 12 months ended October 31, 2022, and how did the fund perform?
Like most asset classes, dividend-producing investments produced negative results, dragged lower by rising interest rates as the U.S. Federal Reserve tightened monetary policy to battle inflation. Against this challenging investment backdrop, the fund posted a modestly negative return at net asset value that outpaced a blended comparative index.
What elements of the fund’s positioning contributed to that outperformance?
The fund benefited from security selection in regulated utilities, which performed comparatively well as investors gravitated to attractively valued industry segments deemed defensive holdings in times of economic and market uncertainty. One of the fund’s top individual performers was utility company Constellation Energy Corp., the nation’s largest producer of clean, carbon-free renewable energy. Additionally, an overweight allocation to energy, which outperformed the index, contributed. A key contributor in this category was The Williams Companies, Inc., whose core business of natural gas processing and transportation produced strong financial results as the price of that commodity increased. Another individual standout was energy exploration and production company BP PLC, which was bolstered by rising oil prices. Elsewhere, interest-rate hedges on short U.S. Treasury
TOP 10 ISSUERS AS OF 10/31/2022 (% of total investments)
NiSource, Inc.	4.0
Enbridge, Inc.	3.2
The PNC Financial Services Group, Inc.	3.2
The Williams Companies, Inc.	3.1
Bank of America Corp.	2.8
Morgan Stanley	2.6
Dominion Energy, Inc.	2.5
Duke Energy Corp.	2.5
BP PLC	2.4
NextEra Energy, Inc.	2.3
TOTAL	28.6
Cash and cash equivalents are not included.
COUNTRY COMPOSITION AS OF 10/31/2022 (% of total investments)
United States	88.2
Canada	5.0
United Kingdom	4.7
France	1.4
Other countries	0.7
TOTAL	100.0
ANNUAL REPORT | JOHN HANCOCK PREMIUM DIVIDEND FUND	4

futures were the biggest contributor to relative performance, producing gains as interest rates rose.
What detracted from relative performance?
Allocation in fixed income and stock selection in the consumer discretionary and real estate sectors were the most significant detractors. Paramount Global in the communication services sector was one of the fund’s largest detractors. The company saw its stock fall during its switch to digital streaming services. Another individual detractor was Diversified Healthcare Trust, an assisted-living real estate investment trust that struggled amid reduced postpandemic resident volumes and rising labor costs. PacWest Bancorp also disappointed because it didn’t benefit as much as other banks from the difference in interest banks pay clients and the amount of interest they receive from reinvesting clients’ cash in higher-yielding securities.
Can you tell us about changes to the portfolio management team?
Effective March 31, 2022, Caryn E. Rothman, CFA, was added to the team. Effective June 30, 2022, James Gearhart, CFA, and Jonas Grazulis, CFA, were added to the team. Effective December 31, 2022, Bradley L. Lutz, CFA, will be leaving the portfolio management team.
MANAGED BY

Joseph H. Bozoyan, CFA
Bradley L. Lutz, CFA
Caryn E. Rothman, CFA
James Gearhart, CFA
Jonas Grazulis, CFA
The views expressed in this report are exclusively those of the portfolio management team at Manulife Investment Management (US) LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
5	JOHN HANCOCK PREMIUM DIVIDEND FUND | ANNUAL REPORT

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2022

Average annual total returns (%)				Cumulative total returns (%)
	1-Year	5-Year	10-Year	5-year	10-Year
At Net asset value	-8.30	4.03	7.29	21.82	102.08
At Market price	-12.28	4.92	8.60	27.13	128.13
Primary Blended Index	-11.07	3.07	5.88	16.30	77.00
Secondary Blended Index	-9.77	3.01	5.48	15.97	70.55
Performance figures assume all distributions have been reinvested.
The returns reflect past results and should not be considered indicative of future performance. Investment returns and principal value will fluctuate and a shareholder may sustain losses. Further, the fund’s performance at net asset value (NAV) is different from the fund’s performance at closing market price because the closing market price is subject to the dynamics of secondary market trading. Market risk may be augmented when shares are purchased at a premium to NAV or when shares need to be sold at a discount to NAV. Current month-end performance may be higher or lower than the performance cited. The fund’s most recent performance can be found at jhinvestments.com or by calling 800-852-0218.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
ANNUAL REPORT | JOHN HANCOCK PREMIUM DIVIDEND FUND	6

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Premium Dividend Fund for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in two blended indexes.
Prior to April 30, 2022, the fund’s primary benchmark was the Secondary Blended Index. Effective April 30, 2022, the fund’s primary benchmark is the Primary Blended Index. The Primary Blended Index better reflects the universe of investment opportunities based on the fund’s investment strategy.
The Primary Blended Index is 70% ICE BofA U.S. All Capital Securities and 30% S&P 500 Utilities Index.
The Secondary Blended Index is 70% ICE Bank of America Preferred Stock DRD Eligible Index and 30% S&P 500 Utilities Index.
The Intercontinental Exchange (ICE) Bank of America (BofA) U.S. All Capital Securities Index tracks all fixed-to floating-rate, perpetual callable and capital securities of the ICE BofA U.S. Corporate Index.
The S&P 500 Utilities Index tracks the performance of companies in the S&P 500 Index that are primarily involved in water, electrical power, and natural gas distribution industries.
The Intercontinental Exchange (ICE) Bank of America (BofA) Preferred Stock Dividend Received Deduction (DRD) Eligible Index tracks investment-grade fixed-rate U.S. dollar-denominated preferred securities and fixed-to-floating-rate securities.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The returns reflect past results and should not be considered indicative of future performance.
7	JOHN HANCOCK PREMIUM DIVIDEND FUND | ANNUAL REPORT

Fund’s investments
AS OF 10-31-22
	Shares	Value
Common stocks 71.2% (44.7% of Total investments)		$440,922,368
(Cost $354,942,147)
Communication services 2.6%		16,315,550
Diversified telecommunication services 2.6%
AT&T, Inc.	485,000	8,841,550
Verizon Communications, Inc.	200,000	7,474,000
Consumer staples 1.3%		8,450,200
Tobacco 1.3%
Philip Morris International, Inc. (A)(B)	92,000	8,450,200
Energy 15.1%		93,287,903
Oil, gas and consumable fuels 15.1%
BP PLC, ADR	705,950	23,494,016
Enbridge, Inc. (A)(B)	281,200	10,952,740
Kinder Morgan, Inc. (B)	889,001	16,108,698
ONEOK, Inc.	210,000	12,457,200
The Williams Companies, Inc. (A)(B)	925,000	30,275,249
Financials 4.5%		27,753,200
Banks 2.7%
PacWest Bancorp (A)(B)	255,000	6,339,300
Umpqua Holdings Corp.	505,000	10,039,400
Capital markets 1.8%
Ares Management Corp., Class A	150,000	11,374,500
Utilities 47.7%		295,115,515
Electric utilities 25.7%
Alliant Energy Corp. (B)	299,000	15,598,830
American Electric Power Company, Inc.	110,000	9,671,200
Constellation Energy Corp. (A)(B)	118,333	11,187,202
Duke Energy Corp. (A)(B)	220,000	20,499,600
Entergy Corp. (B)	60,000	6,428,400
Eversource Energy (A)(B)	169,033	12,893,837
Exelon Corp. (B)	160,000	6,174,400
FirstEnergy Corp. (A)(B)	435,000	16,403,850
OGE Energy Corp. (A)(B)	530,000	19,413,900
Pinnacle West Capital Corp.	50,000	3,360,500
PPL Corp. (A)(B)	660,000	17,483,400
The Southern Company	135,000	8,839,800
Xcel Energy, Inc.	170,000	11,068,700
Gas utilities 3.8%
Spire, Inc. (A)(B)	200,000	13,962,000
UGI Corp. (A)(B)	265,000	9,362,450
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK PREMIUM DIVIDEND FUND	8

	Shares	Value
Utilities (continued)
Multi-utilities 18.2%
Algonquin Power & Utilities Corp.	210,000	$7,908,600
Black Hills Corp. (A)(B)	200,000	13,074,000
CenterPoint Energy, Inc. (B)	380,181	10,876,978
Dominion Energy, Inc. (A)(B)	268,800	18,807,936
DTE Energy Company (B)	105,000	11,771,550
National Grid PLC, ADR (A)(B)	164,166	8,966,747
NiSource, Inc. (B)	670,000	17,212,300
Public Service Enterprise Group, Inc. (A)(B)	235,000	13,176,450

Sempra Energy (A)(B)	72,697	10,972,885
Preferred securities (C) 39.6% (24.8% of Total investments)		$244,901,993
(Cost $274,068,301)
Communication services 0.8%		5,229,000
Media 0.8%
Paramount Global, 5.750%	180,000	5,229,000
Consumer discretionary 0.8%		5,151,300
Internet and direct marketing retail 0.8%
QVC, Inc., 6.250% (B)	330,000	5,151,300
Energy 0.8%		4,987,500
Oil, gas and consumable fuels 0.8%
Enbridge, Inc., 6.375% (6.375% to 4-15-23, then 3 month LIBOR + 3.593%) (B)	210,000	4,987,500
Financials 15.1%		93,331,853
Banks 8.0%
Bank of America Corp., 7.250%	6,000	6,962,760
Citigroup, Inc., 7.125% (7.125% to 9-30-23, then 3 month LIBOR + 4.040%) (B)	240,650	6,006,624
First Republic Bank, 4.000% (B)	280,000	4,202,800
Fulton Financial Corp., 5.125% (B)	197,400	3,963,792
Synovus Financial Corp., 6.300% (6.300% to 6-21-23, then 3 month LIBOR + 3.352%) (B)	188,000	4,399,200
The PNC Financial Services Group, Inc., 6.850% (3 month LIBOR + 4.068%) (B)(D)	291,600	7,421,220
Wells Fargo & Company, 7.500%	14,000	16,317,420
Capital markets 4.8%
Brookfield Finance, Inc., 4.625%	170,000	2,852,600
Morgan Stanley, 6.375% (6.375% to 10-15-24, then 3 month LIBOR + 3.708%) (B)	249,227	6,053,724
Morgan Stanley, 6.500% (B)	374,000	9,275,200
9	JOHN HANCOCK PREMIUM DIVIDEND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Capital markets (continued)
Morgan Stanley, 7.125% (7.125% to 10-15-23, then 3 month LIBOR + 4.320%) (B)	430,025	$10,772,126
State Street Corp., 5.900% (5.900% to 3-15-24, then 3 month LIBOR + 3.108%)	25,000	609,250
Insurance 2.3%
American Equity Investment Life Holding Company, 6.625% (6.625% to 9-1-25, then 5 Year CMT + 6.297%)	211,825	4,905,867
Athene Holding, Ltd., Series A, 6.350% (6.350% to 6-30-29, then 3 month LIBOR + 4.253%)	284,213	6,767,112
Brighthouse Financial, Inc., 6.600%	125,485	2,822,158
Health care 1.5%		9,016,900
Health care equipment and supplies 1.5%
Becton, Dickinson and Company, 6.000%	185,000	9,016,900
Real estate 1.0%		5,915,641
Equity real estate investment trusts 1.0%
Diversified Healthcare Trust, 5.625% (B)	484,690	5,915,641
Utilities 19.6%		121,269,799
Electric utilities 8.9%
Duke Energy Corp., 5.750% (B)	160,000	3,780,800
NextEra Energy, Inc., 6.219%	372,850	17,990,013
NextEra Energy, Inc., 6.926%	114,550	5,326,575
NSTAR Electric Company, 4.250% (B)	13,347	1,041,199
NSTAR Electric Company, 4.780% (B)	100,000	9,300,000
PG&E Corp., 5.500%	40,000	5,364,800
SCE Trust II, 5.100% (B)	566,770	10,626,938
SCE Trust VI, 5.000% (B)	36,580	627,347
Union Electric Company, 3.700% (B)	12,262	901,523
Gas utilities 2.3%
South Jersey Industries, Inc., 8.750%	88,450	6,103,050
Spire, Inc., 5.900% (B)	183,775	4,208,448
Spire, Inc., 7.500%	77,057	3,911,413
Independent power and renewable electricity producers 2.4%
The AES Corp., 6.875%	150,000	14,776,500
Multi-utilities 6.0%
Algonquin Power & Utilities Corp., 6.200% (6.200% to 7-1-24, then 3 month LIBOR + 4.010%)	300,000	6,801,000
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK PREMIUM DIVIDEND FUND	10

	Shares	Value
Utilities (continued)
Multi-utilities (continued)
Integrys Holding, Inc., 6.000% (6.000% to 8-1-23, then 3 month LIBOR + 3.220%) (B)	352,044	$8,097,012
NiSource, Inc., 6.500% (6.500% to 3-15-24, then 5 Year CMT + 3.632%) (B)	250,000	6,177,500
NiSource, Inc., 7.750%	149,635	15,258,281
Sempra Energy, 5.750% (B)	45,000	977,400

	Rate (%)	Maturity date	Par value^	Value
Corporate bonds 41.7% (26.1% of Total investments)				$257,964,796
(Cost $297,387,641)
Communication services 1.7%				10,356,383
Media 1.7%
Paramount Global (6.375% to 3-30-27, then 5 Year CMT + 3.999%)	6.375	03-30-62	12,250,000	10,356,383
Consumer discretionary 2.2%				13,814,238
Automobiles 2.2%
General Motors Financial Company, Inc. (5.700% to 9-30-30, then 5 Year CMT + 4.997%) (E)	5.700	09-30-30	9,250,000	7,862,500
General Motors Financial Company, Inc. (6.500% to 9-30-28, then 3 month LIBOR + 3.436%) (E)	6.500	09-30-28	7,046,000	5,951,738
Energy 2.6%				16,147,771
Oil, gas and consumable fuels 2.6%
Enbridge, Inc. (6.250% to 3-1-28, then 3 month LIBOR + 3.641%)	6.250	03-01-78	10,000,000	8,843,789
Enbridge, Inc. (7.375% to 10-15-27, then 5 Year CMT + 3.708%)	7.375	01-15-83	7,740,000	7,303,982
Financials 31.2%				193,109,025
Banks 22.6%
Bank of America Corp. (5.875% to 3-15-28, then 3 month LIBOR + 2.931%) (B)(E)	5.875	03-15-28	7,000,000	6,025,250
Bank of America Corp. (6.125% to 4-27-27, then 5 Year CMT + 3.231%) (B)(E)	6.125	04-27-27	15,500,000	14,647,500
BNP Paribas SA (7.375% to 8-19-25, then 5 Year U.S. Swap Rate + 5.150%) (E)	7.375	08-19-25	14,400,000	13,954,603
Citizens Financial Group, Inc. (6.000% to 7-6-23, then 3 month LIBOR + 3.003%) (E)	6.000	07-06-23	18,000,000	16,514,842
Citizens Financial Group, Inc. (6.375% to 4-6-24, then 3 month LIBOR + 3.157%) (E)	6.375	04-06-24	2,500,000	2,279,384
CoBank ACB (6.450% to 10-1-27, then 5 Year CMT + 3.487%) (E)	6.450	10-01-27	7,000,000	6,790,049
Comerica, Inc. (5.625% to 7-1-25, then 5 Year CMT + 5.291%) (E)	5.625	07-01-25	6,250,000	6,070,625
11	JOHN HANCOCK PREMIUM DIVIDEND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
HSBC Holdings PLC (6.500% to 3-23-28, then 5 Year ICE Swap Rate + 3.606%) (B)(E)	6.500	03-23-28	5,000,000	$4,058,900
Huntington Bancshares, Inc. (5.625% to 7-15-30, then 10 Year CMT + 4.945%) (A)(B)(E)	5.625	07-15-30	4,000,000	3,635,386
Huntington Bancshares, Inc. (5.700% to 4-15-23, then 3 month LIBOR + 2.880%) (A)(B)(E)	5.700	04-15-23	3,000,000	2,730,000
JPMorgan Chase & Co. (6.750% to 2-1-24, then 3 month LIBOR + 3.780%) (B)(E)	6.750	02-01-24	7,334,000	7,334,000
Lloyds Banking Group PLC (7.500% to 6-27-24, then 5 Year U.S. Swap Rate + 4.760%) (E)	7.500	06-27-24	9,750,000	9,296,369
M&T Bank Corp. (3.500% to 9-1-26, then 5 Year CMT + 2.679%) (E)	3.500	09-01-26	9,600,000	7,112,441
SVB Financial Group (4.100% to 2-15-31, then 10 Year CMT + 3.064%) (E)	4.100	02-15-31	9,230,000	5,674,001
SVB Financial Group (4.700% to 11-15-31, then 10 Year CMT + 3.064%) (E)	4.700	11-15-31	11,935,000	7,966,613
The PNC Financial Services Group, Inc. (3.400% to 9-15-26, then 5 Year CMT + 2.595%) (B)(E)	3.400	09-15-26	4,900,000	3,656,625
The PNC Financial Services Group, Inc. (6.000% to 5-15-27, then 5 Year CMT + 3.000%) (B)(E)	6.000	05-15-27	11,285,000	10,466,838
The PNC Financial Services Group, Inc. (6.200% to 9-15-27, then 5 Year CMT + 3.238%) (B)(E)	6.200	09-15-27	7,680,000	7,274,496
The PNC Financial Services Group, Inc. (3 month LIBOR + 3.678%) (B)(D)(E)	6.460	02-01-23	2,185,000	2,179,492
Wells Fargo & Company (5.900% to 6-15-24, then 3 month LIBOR + 3.110%) (E)	5.900	06-15-24	2,000,000	1,813,750
Capital markets 2.8%
The Bank of New York Mellon Corp. (3.750% to 12-20-26, then 5 Year CMT + 2.630%) (B)(E)	3.750	12-20-26	4,500,000	3,465,810
The Charles Schwab Corp. (4.000% to 6-1-26, then 5 Year CMT + 3.168%) (E)	4.000	06-01-26	6,000,000	4,932,900
The Charles Schwab Corp. (5.000% to 6-1-27, then 5 Year CMT + 3.256%) (E)	5.000	06-01-27	4,389,000	3,895,238
The Charles Schwab Corp. (5.375% to 6-1-25, then 5 Year CMT + 4.971%) (A)(B)(E)	5.375	06-01-25	5,300,000	5,174,125
Consumer finance 2.0%
American Express Company (3.550% to 9-15-26, then 5 Year CMT + 2.854%) (E)	3.550	09-15-26	9,500,000	7,326,875
Discover Financial Services (6.125% to 6-23-25, then 5 Year CMT + 5.783%) (E)	6.125	06-23-25	5,500,000	5,283,849
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK PREMIUM DIVIDEND FUND	12

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Insurance 3.8%
Markel Corp. (6.000% to 6-1-25, then 5 Year CMT + 5.662%) (E)	6.000	06-01-25	7,000,000	$6,702,119
SBL Holdings, Inc. (6.500% to 11-13-26, then 5 Year CMT + 5.620%) (E)(F)	6.500	11-13-26	10,000,000	7,550,000
SBL Holdings, Inc. (7.000% to 5-13-25, then 5 Year CMT + 5.580%) (E)(F)	7.000	05-13-25	11,549,000	9,296,945
Utilities 4.0%				24,537,379
Electric utilities 1.7%
Edison International (5.000% to 12-15-26, then 5 Year CMT + 3.901%) (E)	5.000	12-15-26	4,650,000	3,766,500
Edison International (5.375% to 3-15-26, then 5 Year CMT + 4.698%) (E)	5.375	03-15-26	8,000,000	6,527,200
Multi-utilities 2.3%
CenterPoint Energy, Inc. (6.125% to 9-1-23, then 3 month LIBOR + 3.270%) (A)(B)(E)	6.125	09-01-23	9,000,000	8,452,649

Dominion Energy, Inc. (4.350% to 1-15-27, then 5 Year CMT + 3.195%) (E)	4.350	01-15-27	7,000,000	5,791,030
Capital preferred securities (G) 1.2% (0.8% of Total investments)				$7,320,632
(Cost $9,141,705)
Financials 1.2%				7,320,632
Insurance 1.2%
MetLife Capital Trust IV (7.875% to 12-15-37, then 3 month LIBOR + 3.960%) (F)	7.875	12-15-37	6,990,000	7,320,632

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 5.8% (3.6% of Total investments)				$35,916,843
(Cost $36,020,189)
U.S. Government 2.3%				14,014,999
U.S. Treasury Bill (B)	3.375	08-10-23	14,500,000	14,014,999

	Yield (%)	Shares	Value
Short-term funds 3.5%			21,901,844

John Hancock Collateral Trust (H)	3.1986(I)	2,192,157	21,901,844

Total investments (Cost $971,559,983) 159.5%	$987,026,632
Other assets and liabilities, net (59.5%)	(368,382,651)
Total net assets 100.0%	$618,643,981

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund unless otherwise indicated.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
ADR	American Depositary Receipt
CMT	Constant Maturity Treasury
13	JOHN HANCOCK PREMIUM DIVIDEND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
(A)	All or a portion of this security is on loan as of 10-31-22, and is a component of the fund’s leverage under the Liquidity Agreement.
(B)	All or a portion of this security is pledged as collateral pursuant to the Liquidity Agreement. Total collateral value at 10-31-22 was $489,641,492. A portion of the securities pledged as collateral were loaned pursuant to the Liquidity Agreement. The value of securities on loan amounted to $228,694,514.
(C)	Includes preferred stocks and hybrid securities with characteristics of both equity and debt that pay dividends on a periodic basis.
(D)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(E)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(F)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(G)	Includes hybrid securities with characteristics of both equity and debt that trade with, and pay, interest income.
(H)	Investment is an affiliate of the fund, the advisor and/or subadvisor.
(I)	The rate shown is the annualized seven-day yield as of 10-31-22.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK PREMIUM DIVIDEND FUND	14

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
10-Year U.S. Treasury Note Futures	385	Short	Dec 2022	$(45,378,167)	$(42,578,594)	$2,799,573
						$2,799,573
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
At 10-31-22, the aggregate cost of investments for federal income tax purposes was $977,053,743. Net unrealized appreciation aggregated to $12,772,462, of which $115,644,305 related to gross unrealized appreciation and $102,871,843 related to gross unrealized depreciation.
See Notes to financial statements regarding investment transactions and other derivatives information.
15	JOHN HANCOCK PREMIUM DIVIDEND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 10-31-22

Assets
Unaffiliated investments, at value (Cost $949,656,450)	$965,124,788
Affiliated investments, at value (Cost $21,903,533)	21,901,844
Total investments, at value (Cost $971,559,983)	987,026,632
Receivable for futures variation margin	156,430
Cash	129,636
Collateral held at broker for futures contracts	1,220,000
Dividends and interest receivable	4,946,443
Receivable for fund shares sold	219,659
Receivable for investments sold	81,198
Other assets	251,006
Total assets	994,031,004
Liabilities
Liquidity agreement	373,700,000
Interest payable	1,314,880
Payable to affiliates
Administrative services fees	82,225
Other liabilities and accrued expenses	289,918
Total liabilities	375,387,023
Net assets	$618,643,981
Net assets consist of
Paid-in capital	$605,871,519
Total distributable earnings (loss)	12,772,462
Net assets	$618,643,981

Net asset value per share
Based on 49,091,976 shares of beneficial interest outstanding - unlimited number of shares authorized with no par value	$12.60
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK PREMIUM DIVIDEND FUND	16

STATEMENT OF OPERATIONS For the year ended 10-31-22

Investment income
Dividends	$37,717,841
Interest	14,401,781
Dividends from affiliated investments	96,788
Less foreign taxes withheld	(216,145)
Total investment income	52,000,265
Expenses
Investment management fees	8,182,609
Interest expense	7,044,461
Administrative services fees	1,069,050
Transfer agent fees	92,142
Trustees’ fees	38,801
Custodian fees	94,055
Printing and postage	64,830
Professional fees	139,729
Stock exchange listing fees	47,557
Other	30,294
Total expenses	16,803,528
Less expense reductions	(88,647)
Net expenses	16,714,881
Net investment income	35,285,384
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	8,555,184
Affiliated investments	(1,451)
Futures contracts	12,501,028
Swap contracts	(977,043)
20,077,718
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	(112,541,852)
Affiliated investments	(1,689)
Futures contracts	832,544
Swap contracts	1,763,093
(109,947,904)
Net realized and unrealized loss	(89,870,186)
Decrease in net assets from operations	$(54,584,802)
17	JOHN HANCOCK PREMIUM DIVIDEND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-22	Year ended 10-31-21
Increase (decrease) in net assets
From operations
Net investment income	$35,285,384	$40,375,637
Net realized gain	20,077,718	14,772,105
Change in net unrealized appreciation (depreciation)	(109,947,904)	102,414,228
Increase (decrease) in net assets resulting from operations	(54,584,802)	157,561,970
Distributions to shareholders
From earnings	(57,179,674)	(58,204,786)
Total distributions	(57,179,674)	(58,204,786)
Fund share transactions
Issued in shelf offering	2,659,431	—
Issued pursuant to Dividend Reinvestment Plan	1,806,330	1,642,660
Total from fund share transactions	4,465,761	1,642,660
Total increase (decrease)	(107,298,715)	100,999,844
Net assets
Beginning of year	725,942,696	624,942,852
End of year	$618,643,981	$725,942,696
Share activity
Shares outstanding
Beginning of year	48,800,759	48,689,976
Issued in shelf offering	183,557	—
Issued pursuant to Dividend Reinvestment Plan	107,660	110,783
End of year	49,091,976	48,800,759
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK PREMIUM DIVIDEND FUND	18

STATEMENT OF CASH FLOWS For the year ended   10-31-22

Cash flows from operating activities
Net decrease in net assets from operations	$(54,584,802)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Long-term investments purchased	(167,524,495)
Long-term investments sold	191,826,161
Net purchases and sales of short-term investments	(29,263,080)
Net amortization of premium (discount)	722,393
(Increase) Decrease in assets:
Receivable for futures variation margin	(116,090)
Receivable for centrally cleared swaps	398,220
Collateral held at broker for futures contracts	500,000
Dividends and interest receivable	(136,329)
Receivable for investments sold	2,771,859
Other assets	(218,674)
Increase (Decrease) in liabilities:
Interest payable	1,086,515
Payable to affiliates	(10,556)
Other liabilities and accrued expenses	16,344
Net change in unrealized (appreciation) depreciation on:
Investments	112,543,541
Net realized (gain) loss on:
Investments	(8,556,350)
Proceeds received as return of capital	3,473,867
Net cash provided by operating activities	$52,928,524
Cash flows provided by (used in) financing activities
Distributions to shareholders	$(55,373,344)
Fund shares issued in shelf offering	2,439,772
Net cash used in financing activities	$(52,933,572)
Net decrease in cash	$(5,048)
Cash at beginning of year	$134,684
Cash at end of year	$129,636
Supplemental disclosure of cash flow information:
Cash paid for interest	$(5,957,946)
Noncash financing activities not included herein consists of reinvestment of distributions	$1,806,330
19	JOHN HANCOCK PREMIUM DIVIDEND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
Period ended	10-31-22	10-31-21	10-31-20	10-31-19	10-31-18
Per share operating performance
Net asset value, beginning of period	$14.88	$12.84	$15.74	$14.33	$15.95
Net investment income[1]	0.72	0.83	0.83	0.72	0.85
Net realized and unrealized gain (loss) on investments	(1.83)	2.40	(2.53)	1.89	(0.77)
Total from investment operations	(1.11)	3.23	(1.70)	2.61	0.08
Less distributions
From net investment income	(1.17)	(1.17)	(1.17)	(1.17)	(1.17)
From net realized gain	—	(0.02)	(0.03)	(0.03)	(0.53)
Total distributions	(1.17)	(1.19)	(1.20)	(1.20)	(1.70)
Anti-dilutive impact of shelf offering	—[2]	—	—	—	—
Net asset value, end of period	$12.60	$14.88	$12.84	$15.74	$14.33
Per share market value, end of period	$13.99	$17.27	$12.55	$17.69	$15.65
Total return at net asset value (%)[3,4]	(8.30)	25.56	(10.89)	18.52	0.19
Total return at market value (%)[3]	(12.28)	49.09	(22.55)	22.04	2.84
Ratios and supplemental data
Net assets, end of period (in millions)	$619	$726	$625	$764	$695
Ratios (as a percentage of average net assets):
Expenses before reductions	2.42	1.82	2.32	3.01	2.80
Expenses including reductions[5]	2.41	1.81	2.31	3.00	2.79
Net investment income	5.08	5.78	6.07	4.79	5.75
Portfolio turnover (%)	16	17	24	18	24
Senior securities
Total debt outstanding end of period (in millions)	$374	$374	$374	$384	$384
Asset coverage per $1,000 of debt[6]	$2,655	$2,943	$2,672	$2,992	$2,811

[1]	Based on average daily shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total return based on net asset value reflects changes in the fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that distributions from income, capital gains and tax return of capital, if any, were reinvested.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Expenses including reductions excluding interest expense were 1.39%, 1.41%, 1.48%, 1.41% and 1.44% for the periods ended 10-31-22, 10-31-21, 10-31-20, 10-31-19 and 10-31-18, respectively.
[6]	Asset coverage equals the total net assets plus borrowings divided by the borrowings of the fund outstanding at period end (Note 8). As debt outstanding changes, the level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Premium Dividend Fund	20

Notes to financial statements
Note 1—Organization
John Hancock Premium Dividend Fund (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).
In 2022, the fund filed a registration statement with the Securities and Exchange Commission, registering an additional 2,000,000 common shares through an equity shelf offering program. Under this program, the fund, subject to market conditions, may raise additional equity capital from time to time by offering new common shares at a price equal to or above the fund’s net asset value per common share.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Advisor’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other
21	JOHN HANCOCK Premium Dividend Fund | ANNUAL REPORT

significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of October 31, 2022, by major security category or type:
	Total value at 10-31-22	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks	$440,922,368	$440,922,368	—	—
Preferred securities
Communication services	5,229,000	5,229,000	—	—
Consumer discretionary	5,151,300	5,151,300	—	—
Energy	4,987,500	4,987,500	—	—
Financials	93,331,853	93,331,853	—	—
Health care	9,016,900	9,016,900	—	—
Real estate	5,915,641	5,915,641	—	—
Utilities	121,269,799	99,059,851	$22,209,948	—
Corporate bonds	257,964,796	—	257,964,796	—
Capital preferred securities	7,320,632	—	7,320,632	—
Short-term investments	35,916,843	21,901,844	14,014,999	—
Total investments in securities	$987,026,632	$685,516,257	$301,510,375	—
Derivatives:
Assets
Futures	$2,799,573	$2,799,573	—	—
The fund holds liabilities for which the fair value approximates the carrying amount for financial statement purposes. As of October 31, 2022, the liability for the fund’s Liquidity agreement on the Statement of assets and liabilities is categorized as Level 2 within the disclosure hierarchy.
Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of their fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off
ANNUAL REPORT | JOHN HANCOCK Premium Dividend Fund	22

interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a tax return of capital and/or capital gain, if any, are recorded as a reduction of cost of investments and/or as a realized gain, if amounts are estimable. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdrafts. Pursuant to the custodian agreement, the fund’s custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Statement of cash flows. A Statement of cash flows is presented when a fund has a significant amount of borrowing during the period, based on the average total borrowing in relation to total assets, or when a certain percentage of the fund’s investments is classified as Level 3 in the fair value hierarchy. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the fund’s Statement of assets and liabilities and represents the cash on hand at the fund’s custodian and does not include any short-term investments or collateral on derivative contracts, if any.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
As of October 31, 2022, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
23	JOHN HANCOCK Premium Dividend Fund | ANNUAL REPORT

Managed distribution plan. The fund has adopted a managed distribution plan (Plan) on September 29, 2014. Under the current Plan, the fund makes monthly distributions of an amount equal to $0.0975 per share, which will be paid monthly until further notice.
Distributions under the Plan may consist of net investment income, net realized capital gains and, to the extent necessary, return of capital. Return of capital distributions may be necessary when the fund’s net investment income and net capital gains are insufficient to meet the minimum distribution. In addition, the fund may also make additional distributions for the purpose of not incurring federal income and excise taxes.
The Board of Trustees may terminate or reduce the amount paid under the Plan at any time. The termination or reduction may have an adverse effect on the market price of the fund’s shares.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends monthly under the managed distribution plan described above. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended October 31, 2022 and 2021 was as follows:
	October 31, 2022	October 31, 2021
Ordinary income	$43,932,151	$41,841,854
Long-term capital gains	13,247,523	16,362,932
Total	$57,179,674	$58,204,786
As of October 31, 2022, there were no distributable earnings on a tax basis.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals, derivative transactions, amortization and accretion on debt securities, contingent payment debt instruments and dividend redesignation.
Note 3—Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
ANNUAL REPORT | JOHN HANCOCK Premium Dividend Fund	24

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Futures are traded on an exchange and cleared through a central clearinghouse. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.
Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is set by the broker and is generally based on a percentage of the contract value. The margin deposit must then be maintained at the established level over the life of the contract. Cash that has been pledged by the fund, if any, is detailed in the Statement of assets and liabilities as Collateral held at broker for futures contracts. Securities pledged by the fund, if any, are identified in the Fund’s investments. Subsequent payments, referred to as variation margin, are made or received by the fund periodically and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the fund. Receivable for futures variation margin is included on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
During the year ended October 31, 2022, the fund used futures contracts to manage against changes in interest rates. The fund held futures contracts with USD notional values ranging from $42.6 million to $112.4 million, as measured at each quarter end.
Swaps. Swap agreements are agreements between the fund and a counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.
Upfront payments made/received by the fund, if any, are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.
Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that produce losses in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.
Interest rate swaps. Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals.
During the year ended October 31, 2022, the fund used interest rate swap contracts to manage against changes in the liquidity agreement interest rates. The fund held interest rate swaps with total USD notional amounts ranging up to $96 million, as measured at each quarter end. There were no open interest rate swap contracts as of October 31, 2022.
25	JOHN HANCOCK Premium Dividend Fund | ANNUAL REPORT

Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the fund at October 31, 2022 by risk category:
Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Interest rate	Receivable/payable for futures variation margin[1]	Futures	$2,799,573	—

[1]	Reflects cumulative appreciation/depreciation on open futures as disclosed in the Derivatives section of Fund’s investments. Only the year end variation margin receivable/payable is separately reported on the Statement of assets and liabilities.
Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2022:
	Statement of operations location - Net realized gain (loss) on:
Risk	Futures contracts	Swap contracts	Total
Interest rate	$12,501,028	$(977,043)	$11,523,985
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2022:
	Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Futures contracts	Swap contracts	Total
Interest rate	$832,544	$1,763,093	$2,595,637
Note 4—Guarantees and indemnifications
Under the fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as distributor for the common shares offered through the equity shelf offering of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation (MFC).
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis to 0.50% of the fund’s average daily managed assets (net assets plus borrowing under the Liquidity Agreement) (see Note 8). In addition, the fund pays to the Advisor 5.00% of the fund’s daily gross income, which amounted to $2,839,570 for the year ended October 31, 2022. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.
ANNUAL REPORT | JOHN HANCOCK Premium Dividend Fund	26

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2022, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2024, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The expense reductions described above amounted to $88,647 for the year ended October 31, 2022.
Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2022, were equivalent to a net annual effective rate of 0.76% of the fund’s average daily managed net assets.
Administrative services. The fund has an administrative agreement with the Advisor under which the Advisor oversees the custodial, auditing, valuation, accounting, legal, compliance, stock transfer and dividend disbursing services and other operational activities and maintains fund communications with shareholders. The fund pays the Advisor a monthly administration fee at an annual rate of 0.10% of the fund’s average weekly managed assets.
Distributor. The fund will compensate the Distributor with respect to sales of the common shares offered through the equity shelf offering at a commission rate of 1.00% of the gross proceeds of the sale of common shares, a portion of which is allocated to the selling dealers. During the year ended October 31, 2022, compensation to the Distributor was $26,864. The Distributor has an agreement with a sub-placement agent in the sale of common shares. The fund is not responsible for payment of commissions to the sub placement agent.
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. These Trustees receive from the fund and the other John Hancock closed-end funds an annual retainer. In addition, Trustee out-of-pocket expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Note 6—Fund share transactions
On December 17, 2014, the Board of Trustees approved a share repurchase plan, which is subsequently reviewed by the Board of Trustees each year in December. Under the current share repurchase plan, the fund may purchase in the open market, between January 1, 2022 and December 31, 2022,up to 10% of its outstanding common shares as of December 31, 2021. The share repurchase plan will remain in effect between January 1, 2022 and December 31, 2022.
During the years ended October 31, 2022 and 2021, the fund had no activities under the repurchase program. Shares repurchased and corresponding dollar amounts, if any, are included on the Statements of changes in net assets. The anti-dilutive impacts of these share repurchases, if any, are included on the Financial highlights.
Transactions in common shares, if any, are presented in the Statements of changes in net assets. Proceeds received in connection with the shelf offering are net of commissions and offering costs. Total offering costs of $239,770 have been prepaid by the fund. As of October 31, 2022, $22,006 has been deducted from proceeds of shares issued and the remaining $217,764 is included in Other assets on the Statement of assets and liabilities.
Note 7—Leverage risk
The fund utilizes a Liquidity Agreement (LA) to increase its assets available for investment. When the fund leverages its assets, shareholders bear the expenses associated with the LA and have potential to benefit or be disadvantaged from the use of leverage. The Advisor’s fee is also increased in dollar terms from the use of leverage. Consequently, the fund and the Advisor may have differing interests in determining whether to leverage the fund’s assets. Leverage creates risks that may adversely affect the return for the holders of shares, including:
27	JOHN HANCOCK Premium Dividend Fund | ANNUAL REPORT

•	the likelihood of greater volatility of NAV and market price of shares;
•	fluctuations in the interest rate paid for the use of the LA;
•	increased operating costs, which may reduce the fund’s total return;
•	the potential for a decline in the value of an investment acquired through leverage, while the fund’s obligations under such leverage remains fixed; and
•	the fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.
To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the fund’s return will be greater than if leverage had not been used; conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived. The use of securities lending to obtain leverage in the fund’s investments may subject the fund to greater risk of loss than would reinvestment of collateral in short term highly rated investments.
In addition to the risks created by the fund’s use of leverage, the fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the LA is terminated. Were this to happen, the fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the fund’s ability to generate income from the use of leverage would be adversely affected.
Note 8—Liquidity Agreement
The fund has entered into a Liquidity Agreement (LA) with State Street Bank and Trust Company (SSB) that allows it to borrow or otherwise access up to $383.7 million (maximum facility amount) through a line of credit, securities lending and reverse repurchase agreements. The amounts outstanding at October 31, 2022 are shown in the Statement of assets and liabilities as the Liquidity agreement.
The fund pledges its assets as collateral to secure obligations under the LA. The fund retains the risks and rewards of the ownership of assets pledged to secure obligations under the LA and makes these assets available for securities lending and reverse repurchase transactions with SSB acting as the fund’s authorized agent for these transactions. All transactions initiated through SSB are required to be secured with cash collateral received from the securities borrower (the Borrower) or cash is received from the reverse repurchase agreement (Reverse Repo) counterparties. Securities lending transactions will be secured with cash collateral in amounts at least equal to 100% of the market value of the securities utilized in these transactions. Cash received by SSB from securities lending or Reverse Repo transactions is credited against the amounts borrowed under the line of credit. As of October 31, 2022, the LA balance of $373,700,000 was comprised of $138,762,033 from the line of credit and $234,937,967 cash received by SSB from securities lending or Reverse Repo transactions.
Upon return of securities by the Borrower or Reverse Repo counterparty, SSB will return the cash collateral to the Borrower or proceeds from the Reverse Repo, as applicable, which will eliminate the credit against the line of credit and will cause the drawdowns under the line of credit to increase by the amounts returned. Income earned on the loaned securities is retained by SSB, and any interest due on the reverse repurchase agreements is paid by SSB.
SSB has indemnified the fund for certain losses that may arise if the Borrower or a Reverse Repo Counterparty fails to return securities when due. With respect to securities lending transactions, upon a default of the securities borrower, SSB uses the collateral received from the Borrower to purchase replacement securities of the same issue, type, class and series. If the value of the collateral is less than the purchase cost of replacement securities, SSB is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any of the fund’s losses on the reinvested cash collateral. Although the risk of the loss of the securities is mitigated by receiving collateral from the Borrower or proceeds from the Reverse Repo counterparty and through SSB indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the Borrower or Reverse Repo counterparty fails to return the securities on a timely basis.
Interest charged is at the rate of one month LIBOR (London Interbank Offered Rate) plus 0.625% and is payable
ANNUAL REPORT | JOHN HANCOCK Premium Dividend Fund	28

monthly on the aggregate balance of the drawdowns outstanding under the LA. As of October 31, 2022, the fund had an aggregate balance of $373,700,000 at an interest rate of 4.43%, which is reflected in the Liquidity agreement on the Statement of assets and liabilities. During the year ended October 31, 2022, the average balance of the LA and the effective average interest rate were $373,700,000 and 1.89%, respectively.
The fund may terminate the LA with 60 days’ notice. If certain asset coverage and collateral requirements, or other covenants are not met, the LA could be deemed in default and result in termination. Absent a default or facility termination event, SSB is required to provide the fund with 360 days’ notice prior to terminating the LA.
Due to the anticipated discontinuation of LIBOR, as discussed in Note 9, the LA may be amended to remove LIBOR as the reference rate for interest and to replace LIBOR with an alternative reference rate for interest mutually agreed upon by the fund and SSB. However, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate and the potential effect of a transition away from LIBOR on the fund and/or the LA cannot yet be fully determined.
Note 9—LIBOR Discontinuation Risk
The LA utilizes LIBOR as the reference or benchmark rate for interest rate calculations. LIBOR is a measure of the average interest rate at which major global banks can borrow from one another. Following allegations of rate manipulation and concerns regarding its thin liquidity, in July 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR. The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing most LIBOR maturities, including some US LIBOR maturities, on December 31, 2021, and is expected to cease publishing the remaining and most liquid US LIBOR maturities on June 30, 2023. It is expected that market participants such as the fund and SSB will transition to the use of alternative reference or benchmark rates prior to the applicable LIBOR publication cessation date. However, although regulators have encouraged the development and adoption of alternative rates, such as the Secured Overnight Financing Rate ("SOFR"), there is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate.
Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation dates, the impact on the LA remains uncertain. It is expected that market participants will amend financial instruments referencing LIBOR, such as the LA, to include fallback provisions and other measures that contemplate the discontinuation of LIBOR or other similar market disruption events, but neither the effect of the transition process nor the viability of such measures is known. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. However, there are obstacles to converting certain longer term securities and transactions to a new benchmark or benchmarks and the effectiveness of one alternative reference rate versus multiple alternative reference rates in new or existing financial instruments and products has not been determined. Certain proposed replacement rates to LIBOR, such as SOFR, which is a broad measure of secured overnight US Treasury repo rates, are materially different from LIBOR, and changes in the applicable spread for financial instruments transitioning away from LIBOR will need to be made to accommodate the differences. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition to replacement rates may be exacerbated if an orderly transition to an alternative reference rate is not completed in a timely manner.
As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate. The use of an alternative reference rate, or the transition process to an alternative reference rate, may result in increases to the interest paid by the fund pursuant to the LA and, therefore, may adversely affect the fund’s performance.
29	JOHN HANCOCK Premium Dividend Fund | ANNUAL REPORT

Note 10—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $167,524,495 and $191,826,161, respectively, for the year ended October 31, 2022.
Note 11—Industry or sector risk
The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund’s assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund’s NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.
Note 12—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust	2,192,157	—	$70,344,294	$(48,439,310)	$(1,451)	$(1,689)	$96,788	—	$21,901,844
Note 13—Coronavirus (COVID-19) pandemic
The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance.
Note 14—New accounting pronouncement
In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management expects that the adoption of the guidance will not have a material impact to the financial statements.
ANNUAL REPORT | JOHN HANCOCK Premium Dividend Fund	30

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Premium Dividend Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Premium Dividend Fund (the "Fund") as of October 31, 2022, the related statements of operations and cash flows for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 14, 2022
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
31	JOHN HANCOCK PREMIUM DIVIDEND FUND | ANNUAL REPORT

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2022.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
The fund paid $13,247,523 in long term capital gain dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2022 Form 1099-DIV in early 2023. This will reflect the tax character of all distributions paid in calendar year 2022.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
ANNUAL REPORT | JOHN HANCOCK PREMIUM DIVIDEND FUND	32

Investment objective, principal investment strategies, and principal risks

Unaudited
Investment Objectives
The Fund’s investment objective is to provide high current income, consistent with modest growth of capital. The Fund will pursue its objective by investing in a diversified portfolio comprised primarily of dividend paying preferred securities and common equity securities.
Principal Investment Strategies
Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in dividend-paying securities. This is a non-fundamental policy and may be changed by the Board of Trustees of the fund provided that shareholders are provided with at least 60 days prior written notice of any change as required by the rules under the 1940 Act. The Fund will focus on common stocks of those issuers which, in the opinion of the Advisor, have strong fundamental characteristics, large market capitalizations, favorable credit quality and current dividend yields generally higher than the currently available dividend yield quoted on the Standard & Poor’s 500 Index. The Advisor intends to manage the Fund’s portfolio to generate income qualifying for the dividends received deduction (the "Dividends Received Deduction") allowed corporations under Section 243(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code").
The Fund may invest in floating-rate, fixed-to-floating rate, and fixed-rate preferred securities and debt obligations rated investment grade (at least "BBB" by Standard & Poor’s or "Baa" by Moody’s) at the time of investment or that are preferred securities of issuers of investment grade senior debt, some of which may have speculative characteristics, or, if not rated, will be of comparable quality as determined by the Advisor. The Fund will invest in common stocks of issuers whose senior debt is rated investment grade or, in the case of issuers that have no rated senior debt outstanding, whose senior debt is considered by the Advisor to be of comparable quality.
The Fund may invest in money market instruments, which include short-term U.S. Government securities, investment grade commercial paper (unsecured promissory notes issued by corporations to finance their short-term credit needs), certificates of deposit and bankers’ acceptances.
The Fund may invest up to 10% of the value of its total assets in dividend-paying securities of registered investment companies that invest primarily in investment grade securities.
The fund concentrates its investments in securities of issuers primarily engaged in the utilities industry. The Fund may also invest in derivatives such as futures contracts, options, interest rate swaps and reverse repurchase agreements. The Fund intends to use reverse repurchase agreements to obtain investment leverage either alone and/or in combination with other forms of investment leverage or for temporary purposes. The fund also utilizes a liquidity agreement to increase its assets available for investments and may seek to obtain additional income or portfolio leverage by making secured loans of its portfolio securities with a value of up to 33 1/3% of its total assets.
The Fund may invest up to 20% of its net assets in restricted securities purchased in direct placements.
The Advisor may also take into consideration environmental, social, and/or governance (“ESG”) factors, alongside other relevant factors, as part of its investment selection process. The ESG characteristics utilized in the fund’s investment process may change over time and one or more characteristics may not be relevant with respect to all issuers that are eligible fund investments.
Principal Risks
As is the case with all exchange-listed closed-end funds, shares of this fund may trade at a discount or a premium to the fund’s net asset value (NAV). An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested.
33	JOHN HANCOCK PREMIUM DIVIDEND FUND | ANNUAL REPORT

The fund’s main risks are listed below in alphabetical order, not in order of importance.
Changing distribution level & return of capital risk. There is no guarantee prior distribution levels will be maintained, and distributions may include a substantial tax return of capital. A return of capital is the return of all or a portion of a shareholder’s investment in the fund.
Concentration risk. Because the fund may focus on one or more industries or sectors of the economy, its performance depends in large part on the performance of those industries or sectors. As a result, the value of an investment may fluctuate more widely since it is more susceptible to market, economic, political, regulatory, and other conditions and risks affecting those industries or sectors than a fund that invests more broadly across industries and sectors.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Financial institutions could suffer losses as interest rates rise or economic conditions deteriorate.
As a result of continued political tensions and armed conflicts, including the Russian invasion of Ukraine commencing in February of 2022, the extent and ultimate result of which are unknown at this time, the United States and the European Union, along with the regulatory bodies of a number of countries, have imposed economic sanctions on certain Russian corporate entities and individuals, and certain sectors of Russia’s economy, which may result in, among other things, the continued devaluation of Russian currency, a downgrade in the country’s credit rating, and/or a decline in the value and liquidity of Russian securities, property or interests. These sanctions could also result in the immediate freeze of Russian securities and/or funds invested in prohibited assets, impairing the ability of a fund to buy, sell, receive or deliver those securities and/or assets. Economic sanctions and other actions against Russian institutions, companies, and individuals resulting from the ongoing conflict may also have a substantial negative impact on other economies and securities markets both regionally and globally, as well as on companies with operations in the conflict region, the extent to which is unknown at this time.
A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, and affect fund performance. For example, the coronavirus disease (COVID-19) has resulted and may continue to result in significant disruptions to global business activity and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other preexisting political, social, and economic risks. Any such impact could adversely affect the fund’s performance, resulting in losses to your investment.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.
ANNUAL REPORT | JOHN HANCOCK PREMIUM DIVIDEND FUND	34

ESG integration risk. The manager considers ESG factors that it deems relevant or additive, along with other material factors and analysis, when managing the fund. The portion of the fund’s investments for which the manager considers these ESG factors may vary, and could increase or decrease over time. In certain situations, the extent to which these ESG factors may be applied according to the manager’s integrated investment process may not include U.S. Treasuries, government securities, or other asset classes. ESG factors may include, but are not limited to, matters regarding board diversity, climate change policies, and supply chain and human rights policies. Incorporating ESG criteria and investing in instruments that have certain ESG characteristics, as determined by the manager, carries the risk that the fund may perform differently, including underperforming funds that do not utilize ESG criteria or funds that utilize different ESG criteria. Integration of ESG factors into the fund’s investment process may result in a manager making different investments for the fund than for a fund with a similar investment universe and/or investment style that does not incorporate such considerations in its investment strategy or processes, and the fund’s investment performance may be affected. Because ESG factors are one of many considerations for the fund, the manager may nonetheless include companies with low ESG scores or exclude companies with high ESG scores in the fund’s investments.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payment or repay all or any of the principal borrowed. Changes in a security’s credit qualify may adversely affect fund performance. Additionally, the value of inflation-indexed securities is subject to the effects of changes in market interest rates caused by factors other than inflation (“real interest rates”). Generally, when real interest rates rise, the value of inflation-indexed securities will fall and the fund’s value may decline as a result of this exposure to these securities.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: futures contracts, options, interest rate swaps and reverse repurchase agreements. Futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. An event of default or insolvency of the counterparty to a reverse repurchase agreement could result in delays or restrictions with respect to the fund’s ability to dispose of the underlying securities. In addition, a reverse repurchase agreement may be considered a form of leverage and may, therefore, increase fluctuations in the fund’s NAV.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Investment company securities risk. The fund may invest in securities of other investment companies. Fund shareholders indirectly bear their proportionate share of the expenses of each such investment company. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Leveraging risk. Issuing preferred shares or using derivatives may result in a leveraged portfolio. Leveraging long exposures increases a fund’s losses when the value of its investments declines. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The fund also utilizes a Liquidity Agreement to increase its assets available for investment. See “Note 7 — Leverage risk” above.
35	JOHN HANCOCK PREMIUM DIVIDEND FUND | ANNUAL REPORT

LIBOR discontinuation risk. The publication of the London Interbank Offered Rate (LIBOR), which many debt securities, derivatives and other financial instruments use as the reference or benchmark rate for interest rate calculations, was discontinued for certain maturities as of December 31, 2021, and is expected to be discontinued on June 30, 2023 for the remaining maturities. The transition process away from LIBOR may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates, and the eventual use of an alternative reference rate may adversely affect the fund’s performance. In addition, the usefulness of LIBOR may deteriorate in the period leading up to its discontinuation, which could adversely affect the liquidity or market value of securities that use LIBOR.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
U.S. Government agency obligations risk. U.S. government-sponsored entities such as Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks, although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt securities that they issue are neither guaranteed nor issued by the U.S. government. Such debt securities are subject to the risk of default on the payment of interest and/or principal, similar to the debt securities of private issuers. The maximum potential liability of the issuers of some U.S. government obligations may greatly exceed their current resources, including any legal right to support from the U.S. government. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.
ANNUAL REPORT | JOHN HANCOCK PREMIUM DIVIDEND FUND	36

ADDITIONAL INFORMATION

Unaudited
The fund is a closed-end, diversified management investment company, common shares of which were initially offered to the public on December 15, 1989, and are publicly traded on the New York Stock Exchange (the NYSE).
Dividends and distributions
During the year ended October 31, 2022, distributions from net investment income totaling $1.1700 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:
Payment Date	Income Distributions
November 30, 2021	$0.0975
December 31, 2021	0.0975
January 31, 2022	0.0975
February 28, 2022	0.0975
March 31, 2022	0.0975
April 29, 2022	0.0975
May 31, 2022	0.0975
June 30, 2022	0.0975
July 29, 2022	0.0975
August 31, 2022	0.0975
September 30, 2022	0.0975
October 31, 2022	0.0975
Total	$1.1700
Dividend reinvestment plan
The fund’s Dividend Reinvestment Plan (the Plan) provides that distributions of dividends and capital gains are automatically reinvested in common shares of the fund by Computershare Trust Company, N.A. (the Plan Agent). Every shareholder holding at least one full share of the fund is entitled to participate in the Plan. In addition, every shareholder who became a shareholder of the fund after June 30, 2011, and holds at least one full share of the fund will be automatically enrolled in the Plan. Shareholders may withdraw from the Plan at any time and shareholders who do not participate in the Plan will receive all distributions in cash.
If the fund declares a dividend or distribution payable either in cash or in common shares of the fund and the market price of shares on the payment date for the distribution or dividend equals or exceeds the fund’s net asset value per share (NAV), the fund will issue common shares to participants at a value equal to the higher of NAV or 95% of the market price. The number of additional shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution or dividend by the higher of NAV or 95% of the market price. If the market price is lower than NAV, or if dividends or distributions are payable only in cash, then participants will receive shares purchased by the Plan Agent on participants’ behalf on the NYSE or otherwise on the open market. If the market price exceeds NAV before the Plan Agent has completed its purchases, the average per share purchase price may exceed NAV, resulting in fewer shares being acquired than if the fund had issued new shares.
There are no brokerage charges with respect to common shares issued directly by the fund. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.
The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.
37	JOHN HANCOCK PREMIUM DIVIDEND FUND | ANNUAL REPORT

Shareholders participating in the Plan may buy additional shares of the fund through the Plan at any time in amounts of at least $50 per investment, up to a maximum of $10,000, with a total calendar year limit of $100,000. Shareholders will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order. Purchases of additional shares of the fund will be made on the open market. Shareholders who elect to utilize monthly electronic fund transfers to buy additional shares of the fund will be charged a $2 transaction fee plus $0.05 per share brokerage trading fee for each automatic purchase. Shareholders can also sell fund shares held in the Plan account at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s website at www.computershare.com/investor. The Plan Agent will mail a check (less applicable brokerage trading fees) on settlement date. Pursuant to regulatory changes, effective September 5, 2017, the settlement date is changed from three business days after the shares have been sold to two business days after the shares have been sold. If shareholders choose to sell shares through their stockbroker, they will need to request that the Plan Agent electronically transfer those shares to their stockbroker through the Direct Registration System.
Shareholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s website at www.computershare.com/investor. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If shareholders withdraw from the Plan, their shares will be credited to their account; or, if they wish, the Plan Agent will sell their full and fractional shares and send the shareholders the proceeds, less a transaction fee of $5 and less brokerage trading fees of $0.05 per share. If a shareholder does not maintain at least one whole share of common stock in the Plan account, the Plan Agent may terminate such shareholder’s participation in the Plan after written notice. Upon termination, shareholders will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes.
Shareholders who hold at least one full share of the fund may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent’s website at www.computershare.com/investor. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If shareholders wish to participate in the Plan and their shares are held in the name of a brokerage firm, bank or other nominee, shareholders should contact their nominee to see if it will participate in the Plan. If shareholders wish to participate in the Plan, but their brokerage firm, bank or other nominee is unable to participate on their behalf, they will need to request that their shares be re-registered in their own name, or they will not be able to participate. The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by shareholders as representing the total amount registered in their name and held for their account by their nominee.
Experience under the Plan may indicate that changes are desirable. Accordingly, the fund and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 90 days before the record date for the payment of any dividend or distribution by the fund.
All correspondence or requests for additional information about the Plan should be directed to Computershare Trust Company, N.A., at the address stated below, or by calling 800-852-0218, 201-680-6578 (For International Telephone Inquiries) and 800-952-9245 (For the Hearing Impaired (TDD)).
Senior securities
The following information is presented in conformance with annual reporting requirements for funds that have filed a registration statement pursuant to General Instruction A.2 of Form N-2 (“Short Form N-2”), sets forth each class of senior securities outstanding of the fund for the years ended, as indicated below. Refer to the “Financial highlights” for the most recent five years of senior securities outstanding, which have been audited by PricewaterhouseCoopers LLP (“PwC”), the fund’s independent registered public accounting firm. The report of PwC is included within this report.
ANNUAL REPORT | JOHN HANCOCK PREMIUM DIVIDEND FUND	38

Senior securities	10-31-17	10-31-16	10-31-15	10-31-14	10-31-13
Total debt outstanding end of period (in millions)	$384	$384	$384	$384	$384
Asset coverage per $1,000 of debt	$3,009	$3,035	$2,909	$2,994	$2,826
Summary of fund expenses
The following information is presented in conformance with annual reporting requirements for funds that have filed a registration statement pursuant to General Instruction A.2 of Short Form N-2. The purpose of the table below is to help you understand all fees and expenses that you, as a common shareholder, would bear directly or indirectly. In accordance with SEC requirements, the table below shows the fund’s expenses as a percentage of its average net assets as of October 31, 2022, and not as a percentage of total assets. By showing expenses as a percentage of average net assets, expenses are not expressed as a percentage of all of the assets in which the fund invests. The offering costs to be paid or reimbursed by the fund are not included in the annual expenses table below. However, these expenses will be borne by common shareholders and may result in a reduction in the NAV of the common shares. The table and example are based on the fund’s capital structure as of October 31, 2022.
Shareholder Transaction Expenses
Sales load (as a percentage of offering price)	—%
Offering expenses (as a percentage of offering price)	—%
Dividend Reinvestment Plan fees	None
Annual Expenses (Percentage of Net Assets Attributable to Common Shares)
Management fees	1.18%
Interest payments on borrowed funds	1.01%
Other expenses	0.23%
Total Annual Operating Expenses	2.42%
Contractual Expense Reimbursement	(0.01)%
Total Annual Fund Operating Expenses After Expense Reimbursements	2.41%
Example
The following example illustrates the expenses that Common Shareholders would pay on a $1,000 investment in common shares, assuming (i) total annual expenses set forth above, including any reimbursements through their current expiration date; ; (ii) (a 5% annual return; and (iii) all distributions are reinvested at NAV:
	1 Year	3 Years	5 Years	10 Years
Total Expenses	$24	$75	$129	$276
The above table and example and the assumption in the example of a 5% annual return are required by regulations of the SEC that are applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the fund’s common shares. For more complete descriptions of certain of the fund’s costs and expenses, see “Management of the Fund” in the fund’s prospectus. In addition, while the example assumes reinvestment of all dividends and distributions at NAV, participants in the Fund’s dividend reinvestment plan may receive Common Shares purchased or issued at a price or value different from NAV. See “Distribution Policy” and “Dividend Reinvestment Plan” in the fund’s prospectus.
The example should not be considered a representation of past or future expenses, and the fund’s actual expenses may be greater or less than those shown. Moreover, the fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.
Market and Net Asset Value Information
The following table, presented in conformance with annual reporting requirements for funds that have filed a registration statement pursuant to General Instruction A.2 of Short Form N-2, sets forth, for each of the periods indicated, the high and low closing market prices of the fund’s Common Shares on the NYSE, the high and low
39	JOHN HANCOCK PREMIUM DIVIDEND FUND | ANNUAL REPORT

NAV per common share and the high and low premium/discount to NAV per common share. See Note 2, Investment Valuation and Fair Value Measurements in the Notes to Financial Statements for information as to how the Fund’s NAV is determined.
The fund’s currently outstanding Common Shares are listed on the New York Stock Exchange (“NYSE”) under the symbol PDT and commenced trading on the NYSE in 1994.
The fund’s common shares have traded both at a premium and at a discount to its net asset value (“NAV”). The fund cannot predict whether its shares will trade in the future at a premium or discount to NAV. The provisions of the 1940 Act generally require that the public offering price of common shares (less any underwriting commissions and discounts) must equal or exceed the NAV per share of a company’s common stock (calculated within 48 hours of pricing). The fund’s issuance of common shares may have an adverse effect on prices in the secondary market for common shares by increasing the number of common shares available, which may put downward pressure on the market price for common shares. Shares of common stock of closed-end investment companies frequently trade at a discount from NAV. See “Risk Factors—General Risks—Market Discount Risk” and “—Secondary Market for the Common Shares” in the within the fund’s prospectus.
The following table sets forth for each of the periods indicated the high and low closing market prices for common shares on the NYSE, and the corresponding NAV per share and the premium or discount to NAV per share at which the fund’s common shares were trading as of such date. NAV is determined once daily as of the close of regular trading of the NYSE (typically 4:00 P.M., Eastern Time). See “Determination of Net Asset Value” within the fund’s prospectus for information as to the determination of the fund’s NAV.
	Market Price		NAV per Share on Data of Market Price High and Low		Premium/(Discount) on Date of Market Price High and Low
Fiscal Quarter Ended	High	Low	High	Low	High	Low
January 31, 2021	$14.48	$12.59	$13.81	$12.99	4.85%	-3.08%
April 30, 2021	$14.95	$13.82	$14.38	$13.68	3.96%	1.02%
July 31, 2021	$17.37	$15.81	$15.07	$14.54	15.26%	8.73%
October 31, 2021	$17.38	$16.62	$15.03	$14.52	15.64%	14.46%
January 31, 2022	$17.55	$15.69	$14.70	$14.75	19.39%	6.37%
April 30, 2022	$17.10	$14.83	$14.84	$14.35	15.23%	3.34%
July 31, 2022	$15.87	$12.95	$14.78	$12.70	7.37%	1.97%
October 31, 2022	$16.23	$12.96	$14.65	$12.15	10.78%	6.67%
The last reported sale price, NAV per share and percentage premium to NAV per share of the common shares as of October 31, 2022 were $13.99, $12.60 and 11.03%, respectively. As of October 31, 2022, the fund had 49,091,976 common shares outstanding and net assets of the fund were $618,643,981.
The fund does not believe that there are any material unresolved written comments, received 180 days or more before October 31, 2022, from the Staff of the SEC regarding any of the fund’s periodic or current reports under the Securities Exchange Act or the 1940 Act, or its registration statement.
Shareholder communication and assistance
If you have any questions concerning the fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the fund to the transfer agent at:
Regular Mail:
Computershare
P.O. Box 43006
Providence, RI 02940-3078
ANNUAL REPORT | JOHN HANCOCK PREMIUM DIVIDEND FUND	40

Registered or Overnight Mail:
Computershare
150 Royall Street, Suite 101
Canton, MA 02021
If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.
41	JOHN HANCOCK PREMIUM DIVIDEND FUND | ANNUAL REPORT

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Premium Dividend Fund (the fund) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Manulife Investment Management (US) LLC (the Subadvisor). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 21-23, 2022 videoconference1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at the videoconference meeting held on May 24-25, 2022. The Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting firm.
Approval of Advisory and Subadvisory Agreements
At videoconference meetings held on June 21-23, 2022, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the fund under the 1940 Act, reapproved for an annual period the continuation of the Advisory Agreement between the fund and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.
In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and other pertinent information, such as the market premium and discount information, and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates. The Board considered the Advisory Agreement and Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

1On June 19, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board’s May and June meetings were held via videoconference in reliance on the Order. This exemptive order supersedes, in part, a similar earlier exemptive order issued by the SEC.
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Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the fund and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the fund’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.
The Board also considered the differences between the Advisor’s services to the fund and the services it provides to other clients that are not closed-end funds, including, for example, the differences in services related to the regulatory and legal obligations of closed-end funds.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the fund and of the other funds in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the fund’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor’s personnel;
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(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor’s initiatives intended to improve various aspects of the fund’s operations and investor experience with the fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the fund and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance.  In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data;
(d)	took into account the Advisor’s analysis of the fund’s performance; and
(e)	considered the fund’s share performance and premium/discount information.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that, based on its net asset value, the fund outperformed its benchmark index for the one-, three-, five- and ten-year periods ending December 31, 2021. The Board also noted that, based on its net asset value, the fund outperformed its peer group median for the one-, three- and five-year periods and was in line with its peer group median for the ten-year period ended December 31, 2021. The Board concluded that the fund’s performance has generally been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark index.
Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs.
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The Board also took into account the impact of leverage on fund expenses. The Board took into account the management fee structure, including that management fees for the fund were based on the fund’s total managed assets, which are attributable to common stock and borrowings. The Board noted that net management fees are higher than the peer group median and total expenses for the fund are lower than the peer group median.
The Board took into account management’s discussion of the fund’s expenses. The Board took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor’s relationship with the fund, the Board:
(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(f)	noted that the fund’s Subadvisor is an affiliate of the Advisor;
(g)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(h)	noted that the subadvisory fees for the fund are paid by the Advisor;
(i)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(j)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.
45	JOHN HANCOCK PREMIUM DIVIDEND FUND | ANNUAL REPORT

Economies of scale. In considering the extent to which the fund may realize any economies of scale and whether fee levels reflect these economies of scale for the benefit of the fund shareholders, the Board noted that the fund has a limited ability to increase its assets as a closed-end fund. The Board took into account management’s discussions of the current advisory fee structure, and, as noted above, the services the Advisor provides in performing its functions under the Advisory Agreement and in supervising the Subadvisor.
The Board also considered potential economies of scale that may be realized by the fund as part of the John Hancock Fund Complex. Among them, the Board noted that the Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. The Board also considered the Advisor’s overall operations and its ongoing investment in its business in order to expand the scale of, and improve the quality of, its operations that benefit the fund.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business, including current subadvisory services to the fund (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund and to the extent available, comparable fee information prepared by an independent third party provider of fund data.
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the fund’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
ANNUAL REPORT | JOHN HANCOCK PREMIUM DIVIDEND FUND	46

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays subadvisory fees to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fee as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fee paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group median and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the fund’s performance, based on net asset value, has generally been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark index; and
(3)	the subadvisory fees are reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement.
* * *
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
47	JOHN HANCOCK PREMIUM DIVIDEND FUND | ANNUAL REPORT

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	183
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
James R. Boyle, Born: 1959	2015	183
Trustee
Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess,[2] Born: 1942	2012	183
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham,[2] Born: 1944	1994	183
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Noni L. Ellison,* Born: 1971	2022	183
Trustee
Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C.(2017–2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015–2017); Board Member, Goodwill of North Georgia, 2018 (FY2019)–2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–present). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Grace K. Fey, Born: 1946	2012	183
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
ANNUAL REPORT | JOHN HANCOCK PREMIUM DIVIDEND FUND	48

Independent Trustees (continued)
Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Dean C. Garfield,* Born: 1968	2022	183
Trustee
Vice President, Netflix, Inc. (since 2019); President & Chief Executive Officer, Information Technology Industry Council (2009–2019); NYU School of Law Board of Trustees (since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (since 2021); President of the United States Trade Advisory Council (2010–2018); Board Member, College for Every Student (2017–2021); Board Member, The Seed School of Washington, D.C. (2012–2017). Trustee of various trusts within the John Hancock Fund Complex (since 2022)
Deborah C. Jackson, Born: 1952	2008	183
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Patricia Lizarraga,2,* Born: 1966	2022	183
Trustee
Founder, Chief Executive Officer, Hypatia Capital Group (advisory and asset management company) (since 2007); Independent Director, Audit Committee Chair, and Risk Committee Member, Credicorp, Ltd. (since 2017); Independent Director, Audit Committee Chair, Banco De Credito Del Peru (since 2017); Trustee, Museum of Art of Lima (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Steven R. Pruchansky, Born: 1944	1992	183
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[2] Born: 1960	2020	183
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
49	JOHN HANCOCK PREMIUM DIVIDEND FUND | ANNUAL REPORT

Independent Trustees (continued)
Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2008	183
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees[3]
Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	183
President and Non-Independent Trustee
Global Head of Retail for Manulife (since 2022); Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Marianne Harrison, Born: 1963	2018	183
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013 and since 2017). Trustee of various trusts within the John Hancock Fund Complex (since 2018).
Paul Lorentz,† Born: 1968	2022	183
Non-Independent Trustee
Global Head, Manulife Wealth and Asset Management (since 2017); General Manager, Manulife, Individual Wealth Management and Insurance (2013–2017); President, Manulife Investments (2010–2016). Trustee of various trusts within the John Hancock Fund Complex (since 2022).

ANNUAL REPORT | JOHN HANCOCK PREMIUM DIVIDEND FUND	50

Principal officers who are not Trustees
Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
A copy of the Statement of Additional Information may be obtained without charge by visiting the Fund’s website, (jhinvestments.com) or by calling 800-225-6020 (toll-free) or from the SEC’s website at www.sec.gov.
[1]	Mr. Boyle, Dr. Cunningham, Ms. Fey, Dr. McClellan and Mr. Russo serve as Trustees for a term expiring in 2023; Mr. Burgess, Ms. Harrison and Ms. Rathke serve as Trustees for a term expiring in 2024; Mr. Arnott, Ms. Jackson and Mr. Pruchansky serve as Trustees for a term expiring in 2025; Ms. Ellison, Mr. Garfield, Ms. Lizarraga, and Mr. Lorentz will stand for election in 2023. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain of its affiliates.
*	Appointed to serve as Independent Trustee effective as of September 20, 2022.
†	Appointed to serve as Non-Independent Trustee effective as of September 20, 2022.
51	JOHN HANCOCK PREMIUM DIVIDEND FUND | ANNUAL REPORT

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
Peter S. Burgess*
William H. Cunningham*
Grace K. Fey
Noni L. Ellison^
Dean C. Garfield^
Marianne Harrison†
Deborah C. Jackson
Patricia Lizarraga*,^
Paul Lorentz‡
Frances G. Rathke*
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Manulife Investment Management (US) LLC
Portfolio Managers
Joseph H. Bozoyan, CFA
James Gearhart, CFA
Jonas Grazulis, CFA
Bradley L. Lutz, CFA
Caryn E. Rothman, CFA
Distributor
John Hancock Investment Management Distributors LLC
Custodian
State Street Bank and Trust Company
Transfer agent
Computershare Shareowner Services, LLC
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP
Stock symbol
Listed New York Stock Exchange: PDT

† Non-Independent Trustee
* Member of the Audit Committee
^ Appointed to serve as Independent Trustee effective as of September 20, 2022.
‡ Appointed to serve as Non-Independent Trustee effective as of September 20, 2022.
The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.
The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.
You can also contact us:
800-852-0218	Regular mail:	Express mail:
jhinvestments.com	Computershare P.O. Box 43006 Providence, RI 02940-3078	Computershare 150 Royall St., Suite 101 Canton, MA 02021
ANNUAL REPORT | JOHN HANCOCK PREMIUM DIVIDEND FUND	52

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Short Duration Municipal Opportunities
Strategic Income Opportunities
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Preferred Income ETF
John Hancock U.S. High Dividend ETF
ENVIRONMENTAL,SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
CLOSED-END FUNDS

Asset-Based Lending
Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management LLC, 200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
MF2574512	P2A 10/22
12/2022

ITEM 2. CODE OF ETHICS.

As of the end of the period, October 31, 2022, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer, Principal Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the "Covered Officers"). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Frances G. Rathke is the audit committee financial expert, effective March 25, 2022, and is "independent", pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees for John Hancock Premium Dividend Fund billed for professional services rendered by the principal accountant(s) for the audit of the registrant's annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $46,045 for the fiscal year ended October 31, 2022 and $43,656 for the fiscal year ended October 31, 2021. These fees were billed to the registrant and were approved by the registrant's audit committee.

(b) Audit-Related Services

The aggregate fees for John Hancock Premium Dividend Fund for audit-related fees amounted to $5 for the fiscal year ended October 31, 2022 and $207 for the fiscal year ended October 31, 2021. These fees were billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates"). The nature of the services provided was related to a software licensing fee and internal controls review.

(c) Tax Fees

The aggregate fees for John Hancock Premium Dividend Fund billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning ("tax fees") amounted to $4,110 for the fiscal year ended October 31, 2022 and $3,914 for the fiscal year ended October 31, 2021. The nature of the services comprising the tax fees was the review of the registrant's tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant's audit committee.

(d) All Other Fees

All other fees for John Hancock Premium Dividend Fund billed to the registrant or control affiliates for products and services provided by the principal accountant were $163 for the fiscal year ended October 31, 2022 and $271 for the fiscal year ended October 31, 2021. The nature of the services comprising all other fees is advisory services provided to the investment manager. These fees were approved by the registrant's audit committee.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the "Auditor") relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f)According to the registrant's principal accountant, for the fiscal year ended October 31, 2022, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g)The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $1,198,914 for the fiscal year ended October 31, 2022 and $1,211,415 for the fiscal year ended October 31, 2021.

(h)The audit committee of the registrant has considered the non-audit services provided by the registrant's principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Frances G. Rathke – Chairperson, effective March 25, 2022

Peter S. Burgess

William H. Cunningham

Patricia Lizarraga, effective September 20, 2022

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)Not applicable.

(b)Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED- END MANAGEMENT INVESTMENT COMPANIES.

See attached exhibit - Proxy Voting Policies and Procedures.

ITEM 8.

PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information about the portfolio managers

Management Biographies

Below is a list of the Manulife Investment Management (US) LLC ("Manulife IM (US)") portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years.

The information provided is as of the filing date of this N-CSR.

Joseph H. Bozoyan, CFA

Managing Director and Portfolio Manager

Manulife Investment Management (US) LLC since 2015

Began business career in 1993

Managed the Fund since 2015

Bradley L. Lutz, CFA

Managing Director and Portfolio Manager

Manulife Investment Management (US) LLC since 2002

Began business career in 1992

Managed the Fund since 2017

Caryn E. Rothman, CFA

Managing Director and Portfolio Manager

Manulife Investment Management (US) LLC since 1996

Managed the Fund since 2022

Began business career in 1996

James Gearhart, CFA

Managing Director and Associate Portfolio Manager

Manulife Investment Management (US) LLC since 2022

Managed the Fund since 2022

Began business career in 2011

Jonas Grazulis, CFA

Managing Director and Associate Portfolio Manager

Manulife Investment Management (US) LLC since 2022

Managed the Fund since 2022

Began business career in 2011

Other Accounts the Portfolio Managers are Managing

The table below indicates, for each portfolio manager, information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of October 31, 2022. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts

	Number of	Total		Total		Total
		Assets	Number of	Assets	Number of	Assets
	Accounts	$Million	Accounts	$Million	Accounts	$Million
Joseph H.	5	3,499	2	276	1	20
Bozoyan, CFA
Bradley L. Lutz,	11	9,519	49	15,053	16	3,059
CFA
Caryn E.	8	4,650	14	2,291	4	285
Rothman, CFA
James Gearhart,	7	4,533	12	1,703	1	20
CFA

Jonas Grazulis,	7	4,533	12	1,703	1	20
CFA

Number and value of accounts within the total accounts that are subject to a performance-based advisory fee: 0

Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the Fund as well as one or more other accounts. The Advisor and Subadvisor have adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. The Advisor and Subadvisor have structured their compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

•A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. The Subadvisor has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

•A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadvisor generally require that such trades be "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the Subadvisor will place the order in a manner intended to result in as favorable a price as possible for such client.

•A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Subadvisor receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager's compensation. See "Compensation of Portfolio Managers" below. Neither the Advisor nor the Subadvisor receives a performance-based fee with respect to any of the accounts managed by the portfolio managers.

•A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Subadvisor imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

•If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern could disadvantage either the account that is long or short. In making portfolio manager assignments, the Subadvisor seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers. The Subadvisor has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals. At the Subadvisor, the structure of compensation of investment professionals is currently composed of the following basic components: base salary and short- and long-term incentives. The following describes each component of the compensation package for the individuals identified as a portfolio manager for the Funds.

•Base salary. Base compensation is fixed and normally reevaluated on an annual basis. The Subadvisor seeks to set compensation at market rates, taking into account the experience and responsibilities of the investment professional.

•Incentives. Only investment professionals are eligible to participate in the short-and long-term incentive plan. Under the plan, investment professionals are eligible for an annual cash award. The plan is intended to provide a competitive level of annual bonus compensation that is tied to the investment professional achieving superior investment performance and aligns the financial incentives of the Subadvisor and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be well in excess of base salary. Payout of a portion of this bonus may be deferred for up to five years. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

•Investment Performance: The investment performance of all accounts managed by the investment professional over one, three and five-year periods are considered, and no specific benchmark is used to measure performance. With respect to fixed income accounts, relative yields are also used to measure performance.

•Financial Performance: The profitability of the Subadvisor and its parent company are also considered in determining bonus awards.

•Non-Investment Performance: To a lesser extent, intangible contributions, including the investment professional's support of client service and sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are also evaluated when determining bonus awards.

•In addition to the above, compensation may also include a revenue component for an investment team derived from a number of factors including, but not limited to, client assets under management, investment performance, and firm metrics.

•Manulife Equity Awards. A limited number of senior investment professionals may receive options to purchase shares of Manulife Financial stock. Generally, such option would permit the investment professional to purchase a set amount of stock at the market price on the date of grant. The option can be exercised for a set period (normally a number of years or until termination of employment) and the investment professional would exercise the option if the market value of Manulife Financial stock increases. Some investment professionals may receive restricted stock grants, where the investment professional is entitled to receive the stock at no or nominal cost, provided that the stock is forgone if the investment professional's employment is terminated prior to a vesting date.

•Deferred Incentives. Investment professionals may receive deferred incentives which are fully invested in strategies managed by the team/individuals as well as other Manulife Asset Management strategies.

The Subadvisor also permits investment professionals to participate on a voluntary basis in a deferred compensation plan, under which the investment professional may elect on an annual basis to defer receipt of a portion of their compensation until retirement. Participation in the plan is voluntary.

Share Ownership by Portfolio Managers. The following table indicates as of October 31, 2022, the value of shares beneficially owned by the portfolio managers in the Fund.

Range of Beneficial Ownership in
Portfolio Manager	the Fund
Joseph H. Bozoyan, CFA	$0
Bradley L. Lutz, CFA	$10,001-$50,000

Caryn E. Rothman, CFA	$10,001-$50,000

James Gearhart, CFA	$0

Jonas Grazulis, CFA	$0

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a)Not applicable.

(b)

REGISTRANT PURCHASES OF EQUITY SECURITIES

				Maximum
			Total number of	number of shares
	Total number of	Average price per	shares purchased	that may yet be
			as part of publicly	purchased under
Period	shares purchased	share	announced plans*	the plans*
Nov-21	-	-	-	4,871,311
Dec-21	-	-	-	4,871,311
Jan-22	-	-	-	4,881,744
Feb-22	-	-	-	4,881,744
Mar-22	-	-	-	4,881,744
Apr-22	-	-	-	4,881,744
May-22	-	-	-	4,881,744
Jun-22	-	-	-	4,881,744
Jul-22	-	-	-	4,881,744
Aug-22	-	-	-	4,881,744
Sep-22	-	-	-	4,881,744
Oct-22	-	-	-	4,881,744
Total	-	-	-

*On December 17, 2014, the Board of Trustees approved a share repurchase program, which is subsequently reviewed by the Board of Trustees each year in December. Under the share repurchase program, the Fund may purchase in the open market, up to 10% of its outstanding common shares as of December 31, 2021. The current share repurchase plan will remain in effect between January 1, 2022 to December 31, 2022.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a)The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds – Nominating and Governance Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund did not participate directly in securities lending activities. See Note 8 to financial statements in Item 1.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics for Covered Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds - Nominating and Governance Committee Charter".

(c)(3) Registrant's notice to shareholders pursuant to Registrant's exemptive order granting an exemption from Section 19(b) of the Investment Company Act of 1940, as amended and Rule 19b-1 thereunder regarding distributions made pursuant to the Registrant's Managed Distribution Plan.

(d) Exhibit 99. CONSENT - Consent of Independent Registered Public Accounting Firm

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Premium Dividend Fund

By:

/s/ Andrew Arnott

President

Date: December 14, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ Andrew Arnott

Andrew Arnott

President

Date: December 14, 2022

By:

/s/ Charles A. Rizzo

Charles A. Rizzo

Chief Financial Officer

Date: December 14, 2022